================================================================================

                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 2000
                               ------------------



                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.



                                     [LOGO]
                                  ------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leveraged Growth Investors, Inc.

                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------
To Our Shareholders:

Equity investors have encountered a variety of market climates over the first six months of 2000. The year started out with a continuation of the strong price appreciation stretching back into the third quarter of 1999. In this environment, the NASDAQ Composite hit a string of record highs, and technology and other growth stocks performed well. By early March, however, the reality of rapid economic growth and the resultant string of interest-rate hikes engineered by the Federal Reserve reversed earlier market psychology. Stock prices collapsed, and technology and other growth vehicles bore the brunt of the damage.

Since about the beginning of June, however, it seems that the tighter monetary policy that has been in place since June of 1999 has begun to filter into the economy, and we have seen several indications that the breakneck GDP expansion that carried through this year's March quarter has begun to ease up. Statistics in the areas of manufacturing, wage rates, housing, retail sales, and employment growth all suggest that a soft landing may be under way.

Thus, stocks ended the quarter somewhat off balance, neither as strong as in the early weeks of this year nor as weak as the midsection. When the dust settled, however, Value Line Leveraged Growth Investors ended up the first half of the year ahead of the unmanaged S&P 500 by a small margin and for the trailing twelve months our Fund outperformed its benchmark by almost eleven percentage points. The actual numbers are as follows:

                                             Leveraged
                                              Growth
                                             Investors    S&P 500
                                             ---------    -------
               First half .................    1.88%      -0.42%
               Trailing twelve months .....   18.13%       7.25%

Looking ahead, we believe that the tendency toward slower (but still healthy) economic growth that we've seen recently will prevail for the foreseeable future. (For more detail, see our Economic Observations nearby) That, along with a benign inflation backdrop, should provide a constructive atmosphere for equity investing over the balance of the year. Success with common stocks will likely require a certain amount of selectivity, since not all stocks will prosper under circumstances of slower overall growth. Therefore, those stocks that score highly in the time-tested Value Line Timeliness Ranking System will continue to provide the foundation for our growth investment style.

We thank you for your continued confidence in Value Line, and we wish you the best for the rest of 2000 and beyond.



                                                   Sincerely,

                                                   /s/ Jean Bernhard Buttner

                                                   Jean Bernhard Buttner
                                                   Chairman and President

August 4, 2000

--------------------------------------------------------------------------------
2

                                     Value Line Leveraged Growth Investors, Inc.

Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The American economy appears to be on a somewhat slower growth track as we move through the early stages of the second half of calendar 2000. Evidence of this deceleration in business activity can be found in recent surveys on manufacturing, housing, auto sales, and employment. Overall, we now estimate that GDP growth will average 3.0%-3.5% during the third and fourth quarters. Thereafter, we would expect the pace of economic activity to hold at these comparatively restrained levels through at least the first half of 2001, as the succession of interest-rate hikes voted for by the Federal Reserve Board over the past year, or so, continues to have the hoped-for effect of stabilizing the economy at comfortable growth levels.

Inflationary pressures, meanwhile, continue to be held in check for the most part, with sustained increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a moderate increase in cost pressures could still evolve over the next few quarters, particularly if energy prices increase further and the aforementioned moderation in second-half GDP growth fails to evolve as we expect it will. The Federal Reserve, taking note of this potential for higher prices, meanwhile, is likely to keep a vigilant eye on the monetary situation, standing ready to raise interest rates further should it deem inflation to be a problem. Absent an unexpected price flareup, we believe the recent credit tightening cycle will shortly run its course.

*Performance Data:

                                                                     Growth of
                                                        Average      an Assumed
                                                        Annual     Investment of
                                                     Total Return     $10,000
                                                     ------------  -------------
 1 year ended 6/30/2000 .......................          18.13%       $11,813
 5 years ended 6/30/2000 ......................          25.92%       $31,660
10 years ended 6/30/2000 ......................          19.07%       $57,296

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Portfolio Highlights at June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings
                                                                                  Value        Percentage
Issue                                                             Shares     (in thousands)   of Net Assets
-----------------------------------------------------------------------------------------------------------
ADC Telecommunications, Inc. .................................    400,000       $ 33,550          4.5%
EMC Corp. ....................................................    350,000         26,928          3.6
American International Group, Inc. ...........................    225,000         26,437          3.5
Dell Computer Corp. ..........................................    500,000         24,656          3.3
Harley-Davidson, Inc. ........................................    640,000         24,640          3.3
Intel Corp. ..................................................    180,000         24,064          3.2
America Online, Inc. .........................................    400,000         21,100          2.8
PMC-Sierra, Inc. .............................................    110,000         19,546          2.6
Cisco Systems, Inc. ..........................................    300,000         19,069          2.5
Home Depot, Inc. (The) .......................................    360,000         17,978          2.4

Five Largest Industry Categories
                                                                   Value       Percentage
Industry                                                      (in thousands)  of Net Assets
-----------------------------------------------------------------------------------------------------------

Computer & Peripherals .......................................   $ 80,514         10.8%
Telecommunications Equipment .................................     63,932          8.5
Computer Software & Services .................................     54,281          7.3
Financial Services-Diversified ...............................     46,944          6.3
Semiconductor ................................................     46,661          6.2

Five Largest Security Purchases*
                                                                    Cost
Issue                                                          (in thousands)
-----------------------------------------------------------------------------------------------------------

HCA-The Healthcare Corporation ...............................    $ 6,195
Corning Inc. .................................................      5,930
Oracle Corp. .................................................      5,791
Alcoa, Inc. ..................................................      5,240
Motorola, Inc. ...............................................      4,369

Five Largest Security Sales*
                                                                  Proceeds
Issue                                                          (in thousands)
-----------------------------------------------------------------------------------------------------------

Cisco Systems, Inc. ..........................................   $ 15,664
Intel Corp. ..................................................     14,081
EMC Corp. ....................................................     12,696
Staples, Inc. ................................................      6,260
Williams-Sonoma, Inc. ........................................      3,928


* For the six month period ended 06/30/00

--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.

Schedule of Investments (unaudited)                                June 30, 2000
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                          (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (97.6%)

                ADVERTISING (2.4%)
     200,000    Omnicom Group, Inc.............................         $ 17,813

                BANK (2.1%)
      60,000    Chase Manhattan Corp...........................            2,764
      80,000    State Street Corp..............................            8,485
     100,000    Zions Bancorporation...........................            4,589
                                                                        --------
                                                                          15,838

                BANK-MIDWEST (2.5%)
     225,000    Fifth Third Bancorp............................           14,231
     215,000    Firstar Corp...................................            4,528
                                                                        --------
                                                                          18,759

                COMPUTER &
                  PERIPHERALS (10.8%)
     300,000    Cisco Systems, Inc.*...........................           19,069
     500,000    Dell Computer Corp.*...........................           24,656
     350,000    EMC Corp.*.....................................           26,928
      90,000    International Business
                    Machines Corp..............................            9,861
                                                                        --------
                                                                          80,514

                COMPUTER SOFTWARE &
                  SERVICES (7.3%)
      90,000    Adobe Systems, Inc.............................           11,700
     189,000    Computer Associates
                    International, Inc.........................            9,675
     167,450    Fiserv, Inc.*..................................            7,242
     200,000    Microsoft Corp.*...............................           16,000
      70,000    Oracle Corp.*..................................            5,884
      90,000    Paychex, Inc...................................            3,780
                                                                        --------
                                                                          54,281

                DIVERSIFIED
                  COMPANIES (2.2%)
     200,000    Honeywell International, Inc...................            6,737
     200,000    Tyco International Ltd.........................            9,475
                                                                        --------
                                                                          16,212

                DRUG (5.8%)
     120,000    Amgen Inc.*....................................            8,430
      70,000    Biogen, Inc.*..................................            4,515
     100,000    Merck & Co., Inc...............................            7,663
     216,000    Pfizer, Inc....................................           10,368
     250,000    Schering-Plough Corp...........................           12,625
                                                                        --------
                                                                          43,601

                DRUGSTORE (0.8%)
     150,000    CVS Corp.......................................            6,000

                ELECTRIC UTILITY-
                  CENTRAL (1.2%)
     200,000    AES Corp. (The)*...............................            9,125

                ELECTRICAL
                  EQUIPMENT (3.3%)
      32,000    Corning Inc....................................            8,636
     300,000    General Electric Co............................           15,900
                                                                        --------
                                                                          24,536

                ENTERTAINMENT (3.1%)
     150,000    Clear Channel
                    Communications, Inc.*......................           11,250
      90,000    Time Warner, Inc...............................            6,840
      75,000    Viacom, Inc. Class "A"*........................            5,128
                                                                        --------
                                                                          23,218

                FINANCIAL SERVICES-
                  DIVERSIFIED (6.3%)
      90,000    American Express Co............................            4,691
     225,000    American International
                    Group, Inc.................................           26,437
     262,500    Citigroup, Inc.................................           15,816
                                                                        --------
                                                                          46,944

                GROCERY (1.1%)
     180,000    Safeway Inc.*..................................            8,123

                INTERNET (2.8%)
     400,000    America Online, Inc.*..........................           21,100

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments (unaudited)
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                          (in thousands)
--------------------------------------------------------------------------------

                MEDICAL SERVICES (1.1%)
     280,000    HCA-The Healthcare
                    Corporation................................          $ 8,505

                MEDICAL SUPPLIES (4.2%)
     100,000    Guidant Corp.*.................................            4,950
     100,000    Johnson & Johnson..............................           10,187
     320,000    Medtronic, Inc.................................           15,940
                                                                        --------
                                                                          31,077

                METALS & MINING-
                  GENERAL (0.6%)
     150,000    Alcoa, Inc.....................................            4,350

                PAPER & FOREST
                  PRODUCTS (0.3%)
      75,000    International Paper Co.........................            2,236

                PETROLEUM
                  PRODUCING (0.7%)
      95,000    Apache Corp....................................            5,587

                PRECISION
                  INSTRUMENT (0.5%)
      60,500    KLA-Tencor Corp.*..............................            3,543

                RECREATION (4.8%)
     150,000    Electronic Arts Inc.*..........................           10,941
     640,000    Harley-Davidson, Inc...........................           24,640
                                                                        --------
                                                                          35,581

                RETAIL BUILDING
                  SUPPLY (3.2%)
     360,000    Home Depot, Inc. (The).........................           17,978
     150,000    Lowe's Companies, Inc..........................            6,159
                                                                        --------
                                                                          24,137

                RETAIL-SPECIAL
                  LINES (6.0%)
     150,000    Bed Bath & Beyond Inc.*........................            5,438
     120,000    Best Buy Co., Inc.*............................            7,590
      80,000    Circuit City Stores, Inc.
                    -Circuit City Group .......................            2,655
     405,000    Gap, Inc. (The)................................           12,656
     240,000    Intimate Brands, Inc. Class "A"................            4,740
     140,000    RadioShack Corp................................            6,632
      80,000    Tiffany & Co...................................            5,400
                                                                        --------
                                                                          45,111

                RETAIL STORE (4.3%)
     130,000    Costco Wholesale Corp.*........................            4,290
     280,000    Kohl's Corp.*..................................           15,575
     100,000    Target Corp....................................            5,800
     110,000    Wal-Mart Stores, Inc...........................            6,339
                                                                        --------
                                                                          32,004

                SECURITIES BROKERAGE
                  (1.6%)
     360,000    Schwab (Charles) Corp..........................           12,105

                SEMICONDUCTOR (6.2%)
     180,000    Intel Corp.....................................           24,064
     105,000    Motorola, Inc..................................            3,051
     110,000    PMC-Sierra, Inc.*..............................           19,546
                                                                        --------
                                                                          46,661

                SEMICONDUCTOR CAPITAL
                  EQUIPMENT (2.5%)
      95,000    Altera Corp.*..................................            9,684
     100,000    Applied Materials, Inc.*.......................            9,063
                                                                        --------
                                                                          18,747

                STEEL-GENERAL (0.3%)
      70,000    Nucor Corp.....................................            2,323

                TELECOMMUNICATIONS
                  EQUIPMENT (8.5%)
     400,000    ADC Telecom-
                    munications, Inc.*.........................           33,550
     140,000    Lucent Technologies Inc........................            8,295


--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.

                                                                   June 30, 2000
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                          (in thousands)
--------------------------------------------------------------------------------

                TELECOMMUNICATIONS
                  EQUIPMENT (8.5%)
                  (Continued)
     140,000    QUALCOMM Incorporated..........................          $ 8,400
     200,000    Tellabs, Inc.*.................................           13,687
                                                                        --------
                                                                          63,932

                TELECOMMUNICATION
                  SERVICES (1.1%)
      40,000    Telephone & Data Systems, Inc..................            4,010
      97,500    WorldCom, Inc.*................................            4,473
                                                                        --------
                                                                           8,483
                                                                        --------

                TOTAL COMMON STOCKS
                    AND TOTAL
                    INVESTMENT
                    SECURITIES (97.6%)
                    (Cost $278,451,000) .......................          730,446
                                                                        --------


                                                                       Value
  Principal                                                       (in thousands
   Amount                                                           except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (0.4%)
(including accrued interest)

$ 2,800             Collateralized by $2,711,000
                    U.S. Treasury Bonds 6.50%,
                    due 11/15/26, with a value of
                    $2,855,000 (with Warburg
                    Dillon Read LLC, 6.20%,
                    dated 6/30/00,
                    due 7/3/00, delivery value
                    $2,801,447)................................          $ 2,800

CASH AND OTHER ASSETS LESS
  LIABILITIES (2.0%) ..........................................           14,870
                                                                        --------

NET ASSETS (100.0%) ...........................................         $748,116
                                                                        ========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($748,116,207 / 12,664,918 shares of
  capital stock outstanding) ..................................         $  59.07
                                                                        =======


* Non-income producing


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.


Statement of Assets
and Liabilities at June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                  (In thousands
                                                                except per share
                                                                     amount)
                                                                  -------------
Assets:
Investment securities, at value
(Cost - $278,451) ..........................................           $730,446
Repurchase agreement
(Cost - $2,800) ............................................              2,800
Cash .......................................................                 12
Receivable for capital shares sold .........................             15,245
Dividends receivable .......................................                215
Prepaid insurance expense ..................................                  4
                                                                       --------

      Total Assets .........................................            748,722
                                                                       --------
Liabilities:
Payable for capital shares repurchased .....................                 63
Accrued expenses:
  Advisory fee .............................................                454
  Other ....................................................                 89
                                                                       --------
      Total Liabilities ....................................                606
                                                                       --------
Net Assets .................................................           $748,116
                                                                       ========

Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 12,664,918 shares) ...........................           $ 12,665
Additional paid-in capital .................................            233,619
Accumulated net investment loss ............................             (1,188)
Undistributed net realized gain
  on investments ...........................................             51,025
Net unrealized appreciation
  of investments ...........................................            451,995
                                                                       --------
Net Assets .................................................           $748,116
                                                                       ========

Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($748,116,207 / 12,664,918
  shares outstanding) ......................................            $ 59.07
                                                                        =======


Statement of Operations
for the six months ended June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

                                                                  (In thousands)
                                                                   ------------
Investment Income:
Dividends ..................................................            $ 1,319
Interest ...................................................                539
                                                                        -------
      Total Income .........................................              1,858
                                                                        -------
Expenses:
Advisory fee ...............................................              2,764
Transfer agent fees ........................................                 85
Insurance, dues and other ..................................                 32
Custodian fees .............................................                 30
Postage ....................................................                 29
Printing ...................................................                 28
Telephone ..................................................                 19
Registration and filing fees ...............................                 19
Auditing and legal fees ....................................                 18
Commitment fee .............................................                 16
Directors' fees and expenses ...............................                  7
Interest expense ...........................................                  5
                                                                        -------
      Total Expenses Before
        Custody Credits ....................................              3,052
      Less: Custody Credits ................................                 (6)
                                                                        -------
      Net Expenses .........................................              3,046
                                                                        -------
Net Investment Loss ........................................             (1,188)
                                                                        -------
Net Realized and Unrealized Gain (Loss)
  on Investments:
  Net Realized Gain ........................................             27,342
  Change in Net Unrealized
    Appreciation ...........................................            (13,283)
                                                                        -------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................             14,059
                                                                        -------
Net Increase in Net Assets
  from Operations ..........................................            $12,871
                                                                        =======


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.

Statement of Changes in Net Assets
for the six months ended June 30, 2000
(unaudited) and for the year ended December 31, 1999
--------------------------------------------------------------------------------

                                                                     Six Months
                                                                       Ended
                                                                   June 30, 2000    Year Ended
                                                                    (unaudited)        1999
                                                                   ----------------------------
                                                                          (In thousands)
Operations:
  Net investment loss .......................................      $     (1,188)   $     (1,837)
  Net realized gain on investments ..........................            27,342          62,968
  Change in net unrealized appreciation .....................           (13,283)        123,405
                                                                   ----------------------------
  Net increase in net assets from operations ................            12,871         184,536
                                                                   ----------------------------

Distributions to Shareholders:
  Net realized gain from investment transactions ............              --           (64,005)
                                                                   ----------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................           520,830         802,337
  Proceeds from reinvestment of distributions to shareholders              --            59,964
  Cost of shares repurchased ................................          (548,788)       (828,127)
                                                                   ----------------------------
  Net (decrease) increase from capital share transactions ...           (27,958)         34,174
                                                                   ----------------------------

Total (Decrease) Increase in Net Assets .....................           (15,087)        154,705

Net Assets:
  Beginning of period .......................................           763,203         608,498
                                                                   ----------------------------
  End of period .............................................      $    748,116    $    763,203
                                                                   ============================
Accumulated net investment (loss) income, at end of period ..      $     (1,188)   $       --
                                                                   ============================


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.

                                                                   June 30, 2000
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                   Six Months
                                                     Ended
                                                    June 30,         Year Ended
                                                     2000           December 31,
                                                  (unaudited)           1999
                                                  ------------------------------
Shares sold ...............................             9,056             15,046
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .......................              --                1,082
                                                  ------------------------------
                                                        9,056             16,128
Shares repurchased ........................             9,554             15,533
                                                  ------------------------------
Net (decrease) increase ...................              (498)               595
                                                  ==============================
Distributions per share from
  net realized gains ......................        $     --           $     5.20
                                                  ==============================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                Six Months Ended
                                                                  June 30, 2000
                                                                   (unaudited)
                                                                ----------------
                                                                 (in thousands)
Purchases:
Investment Securities ..................................           $   58,081
                                                                   ==========
Sales:
Investment Securities ..................................           $   83,659
                                                                   ==========


At June 30, 2000, the aggregate cost of investments securities and repurchase agreement for federal income tax purposes, was $281,251,000. The aggregate appreciation and depreciation of investments at June 30, 2000, based on a comparison of investment values and their costs for federal income tax purposes was $460,830,000 and $8,835,000, respectively, resulting in a net appreciation of $451,995,000.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  With
     Affiliates

An advisory fee of $2,764,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the six months ended ended June 30, 2000. This was computed at the rate of 3/4 of 1% of average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 2000, the Fund paid brokerage commissions totalling $68,000 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 931,874 shares of the Fund's capital stock, representing 7.4% of the outstanding shares at June 30, 2000.


--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

Notes to Financial Statements (unaudited)                          June 30, 2000
--------------------------------------------------------------------------------


5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at June 30, 2000. The weighted average amount of bank loans outstanding for the period ended June 30, 2000, amounted to approximately $139,000 at a weighted average interest rate of 7.15%. For the six months ended June 30, 2000, interest expense of approximately $5,000 and commitment fees of approximately $16,000 relating to borrowings under the agreement were paid or payable to SSBT.

6.   Subsequent Event

At a special meeting of shareholders, held on June 15, 2000, the shareholders approved the adoption of a Service and Distribution Plan (the "Plan") effective July 1, 2000. The Plan, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, provides for the payment of certain expenses incurred by the distributor in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets.


--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                    Six Months Ended                            Years Ended December 31,
                                     June 30, 2000       ----------------------------------------------------------------------
                                      (unaudited)         1999            1998            1997            1996            1995
                                    -------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............     $57.98           $48.42          $35.58          $31.51          $28.50          $23.18
                                    -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment (loss) income ....       (.09)            (.14)           (.08)           (.06)           (.01)            .09
  Net gains or losses on securities
    (both realized and unrealized)        1.18            14.90           14.13            7.37            6.40            8.48
                                    -------------------------------------------------------------------------------------------
  Total from investment operations        1.09            14.76           14.05            7.31            6.39            8.57
                                    -------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income .............         --               --              --              --               #            (.09)
   Distributions from capital gains         --            (5.20)          (1.21)          (3.24)          (3.38)          (3.16)
                                    -------------------------------------------------------------------------------------------
      Total distributions .........         --            (5.20)          (1.21)          (3.24)          (3.38)          (3.25)
                                    -------------------------------------------------------------------------------------------
Net asset value, end of period ....     $59.07           $57.98          $48.42          $35.58          $31.51          $28.50
                                    ===========================================================================================
Total return ......................       1.88%+          30.99%          39.63%          23.79%          22.31%          37.06%
                                    ===========================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ..................   $748,116         $763,203        $608,498        $432,815        $371,060        $337,280
Ratio of expenses to average
  net assets (including
  interest expense) ...............        .82%*(2)         .82%(2)         .87%(1)         .86%(1)         .88%(1)         .88%
Ratio of expenses to average
  net assets (excluding
  interest expense) ...............        .82%*(2)         .82%(2)         .84%(1)         .86%(1)         .87%(1)          --
Ratio of net investment (loss)
  income to average net assets ....       (.32)%*          (.28)%          (.22)%         (0.17)%          (.02)%           .31%
Portfolio turnover rate ...........          8%+             27%             54%             37%             34%             54%

+    Not annualized
*    Annualized.
#    Dividend paid was less than one cent.
(1)  Before offset for custody credits.
(2) Ratios reflect expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


See Notes to Financial Statements

--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------





                       This page intentionally left blank.





--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.

--------------------------------------------------------------------------------





                       This page intentionally left blank.





--------------------------------------------------------------------------------

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to principal. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #513947